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Exhibit 10.22

EXPLORATION, WORK AND SALE PROMISE CONTRACT ENTERED INTO BY “CORPORATIVO MINERO, S.A. DE C.V.” (HEREINAFTER REFERRED TO AS “THE PROMISOR”), REPRESENTED BY ITS PROXY JOSE CONRADO TERRAZAS CANO AND BY “MINERA RIO TINTO, S.A. DE C.V.” (HEREINAFTER REFERRED TO AS “THE EXPLORATION COMPANY”) REPRESENTED BY ITS PROXY MARIO AYUB, PURSUANT TO THE FOLLOWING STATEMENTS AND CLAUSES:

S T A T E M E N T S

I. THE PROMISSOR states:

a)	To be a mining corporation legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to enter into this contract and to be the holder of mining concessions;

b)	That its legal proxy Jose Conrado Terrazas Cano is duly authorized to represent it and to bind it under the terms and conditions of this contract;

c)	To be the legal holder of the rights derived from the working mining concessions existing over the mining lots (“THE LOTS”):

NAME OF THE LOT	TITLE NUMBER	HAS.

AURÍFERO	1963356	492
AURÍFERO NORTE	196153	60
LA MARAVILLA	190479	48
AQUILÓN UNO	208339	222

All THE LOTS are located at the Municipality of Urique, State of Chihuahua, within the district of the Mining Agency of Chihuahua, Chih.

d)
That, except for the payment of rights on mining concessions, in regards to those mining concessions over THE LOTS, as their holder is up to date in the fulfillment of each and all obligations provided by the Mining Law, its Ordeal and any other applicable legal regulation and, likewise, the rights derived from the existing mining concessions over THE LOTS, are free of any lien, encumbrance or limitation of ownership; and,

e)
To be willing to award to THE EXPLORATION COMPANY the right to explore and work THE LOTS and also award sale promise of the rights derived from the existing mining concessions over THE LOTS; therefore, it is willing to enter into this contract pursuant to the terms and conditions provided hereby.

II. - THE EXPLORATION COMPANY states:

a)	To be a mining corporation legally incorporated pursuant to the laws of the Mexican Republic, legally authorized to enter into this contract and to be the title holder of mining concessions;

b)	That its legal proxy Mario Ayub, is duly authorized to represent it and to enter into this contract; and

c)
To be willing to receive the right to explore and work THE LOTS and the call option mining work contract of the rights derived from the mining concessions existing over the same, under the terms and conditions provided hereby.

In accordance to the above Statements, the parties agree on the following:

C L A U S E S

FIRST. Right to explore THE LOTS.- THE PROMISSOR awards THE EXPLORATION COMPANY the exclusive rights to explore and, if applicable, work THE LOTS as long as the existing mining concessions are in effect or until new concessions are issued over THE LOTS or one of them; thus, THE EXPLORATION COMPANY may perform during such time, all kinds of exploration and mining work over THE LOTS provided by the Mining Law, its Ordeal and mining concessions allow the mining concessionaires to carry out.

If THE EXPLORATION COMPANY desires to maintain in effect this contract, it agrees with THE PROMISSOR to directly invest in exploration, development and mining work on THE LOTS the minimum amount of one million U. S. dollars during the first year while this contract is in effect, and to initiate the commercial production of THE LOTS within one year from the signature date of this contract.

Based on the fact that THE PROMISSOR knows THE LOTS, and its previous operation and production, the parties agree that THE PROMISSOR or Minera Grupo Factor, S. A. DE C. V. (an affiliate), shall participate and work directly together with THE EXPLORATION COMPANY in the exploration, development, production and mining work carried out in THE LOTS to obtain a higher operation efficiency.

SECOND. Right of early termination. The effective term of this contract shall be compulsory for THE PROMISSOR and voluntary for THE EXPLORATION COMPANY, which in consequence, may terminate it at any time by giving THE PROMISSOR written notification thirty days prior to the termination date.

Nevertheless, THE PROMISSOR shall also have the right to terminate this contract at any time when THE EXPLORATION COMPANY should fail to comply with any of the obligations agreed hereby.

THIRD. Sale Promise. THE PROMISSOR unilaterally agrees to sell to THE EXPLORATION COMPANY, if the latter is willing to acquire them during the effective term of this contract, the rights derived from the existing mining concessions or once new concessions are issued over THE LOTS, at the lump sum amount of $2,000,000.00 dollars, United States of America currency (TWO MILLION DOLLARS 00/100 U. S. Cy.) plus Added Value Tax, payable in cash at the time of sale, under the terms and conditions provided hereby; nevertheless, THE EXPLORATION COMPANY may pay such amount by capitalization of royalties paid as described in the following Fifth Clause.

Based on the unilateral nature of this sale, this promise shall be compulsory for THE PROMISSOR and voluntary for THE EXPLORATION COMPANY. The latter mentioned shall have the right to decide whether it acquires the mentioned rights during the effective term of this contract or not.

To exercise the call option rights derived from the existing mining concessions over THE LOTS, it shall suffice for THE EXPLORATION COMPANY to truthfully notify its decision to THE PROMISSOR. THE PROMISSOR, at the same time, agrees to immediately assign the rights derived from those mining concessions to THE EXPLORATION COMPANY, provided each and all obligations derived from this contract have been duly complied with.

FOURTH. Consideration to enter into this contract. The consideration to enter into this contract, THE EXPLORATION COMPANY shall pay to THE PROMISSOR the following amounts in dollars of the Unites States of America or its equivalent in Mexican currency at the payment date:

a) At the signature date of this contract  $ 150,000 U. S. Dlls.

b) Two months from the signature date  $ 200,000 U. S. Dlls.

                                          Total $ 350,000 U. S. Dlls.
To all the above mentioned amounts 15% corresponding to Added Value Tax shall be added at the time payments are made.

If THE EXPLORATION COMPANY should terminate this contract at any time, all the amounts paid to THE PROMISSOR as consideration pursuant to this Clause shall remain in benefit of THE PROMISSOR as earnest money, and THE PROMISSOR shall not be bound to return any of said moneys to THE EXPLORATION COMPANY, nor THE EXPLORATION COMPANY shall have any right to ask for reimbursement. THE PROMISSOR acknowledges having received from THE EXPLORATION COMPANY, on January 13 of this year, the amount of $ 50,000 (FIFTY THOUSAND U. S. DOLLARS ) plus 15% Added Value Tax, amount to be applied to that payment provided herein to be made by THE EXPLORATION COMPANY at the signature date of this contract.

FIFTH. Royalties. THE EXPLORATION COMPANY agrees to pay to THE PROMISSOR a royalty consisting of $ 20 U. S. dollars per ounce of gold produced and sold from THE LOTS, plus $ 0.10 U. S. dollars for each dollar above $ 400.00 U. S. dollars per ounce of gold over the price of the ounce of gold on the date the estimation of the royalties is made.

THE EXPLORATION COMPANY shall pay the royalties before the 20th day of each month, corresponding to the month before the production and sale of mineral ore would have taken place. THE EXPLORATION COMPANY shall designate a competent auditor, also acceptable to THE PROMISSOR to verify the estimation of those amounts to be paid for royalties.

In the event THE EXPLORATION COMPANY should buy the rights over THE LOTS from THE PROMISSOR, THE EXPLORATION COMPANY may, totally or partially buy said rights at the purchase price agreed, as applicable, capitalizing the royalties paid before the date of the sale contract. Once THE PROMISSOR has received accrued payments for royalties for an amount equal to $2,000,000 (TWO MILLION DOLLARS), THE PROMISSOR agrees to assign the mining rights agreed hereby to THE EXPLORATION COMPANY.

Likewise, THE EXPLORATION COMPANY agrees that if assigning, totally or partially, to any third party the exploration rights over THE LOTS, it shall cause that third party to agree to pay THE PROMISSOR those royalties and advance amounts of money referred to in this Clause under the terms and conditions provided hereby, as well as to cause such third party to agree at the same time, if subsequently assigning the concessions to any other third party, to cause said party to agree on that same commitment. In the event any of the parties assigning the rights fail to comply with said obligation, the non-complying party shall pay to THE PROMISSOR any corresponding royalties or amounts due.

SIXTH. Time to start production and sale of mineral ore. THE EXPLORATION COMPANY agrees to make its best efforts as a good miner to start the production over THE LOTS and to sell the mineral ore within one (1) year after the signature date of this contract.

Nevertheless, if two years after having entered into this contract, THE EXPLORATION COMPANY has not started the production on THE LOTS, THE EXPLORATION COMPANY agrees to pay to THE PROMISSOR every year on the anniversary of the signature date of this contract, the amount of $ 120,000.00 U. S. dollars as advance payment to royalties, until production over THE LOTS is started and royalties exceed that amount.

If once production has started and suspended for any reason, THE EXPLORATION COMPANY shall also pay to THE PROMISSOR every year the above mentioned amount until production starts once more.

SEVENTH. Fees, rights, taxes and expenses. Any fee, expense, right and tax caused by the awarding and execution, either in regards to this contract as to the corresponding sale contract, shall be paid by THE EXPLORATION COMPANY, except for those taxes caused by any income obtained by THE PROMISSOR, taxes that shall be paid by THE PROMISSOR.

EIGHTH. Labor liability. As there is no employer-employee relationship between the employees and workers hired by each of the parties and the other parties, the parties expressly agree that each of them, in relation to their personnel or their contractors, they or the others shall be the sole labor liable according to the labor law in effect, and, therefore, agree with the other parties to hold them harmless from any claim, complaint, suit, or charge that might occur against them by employees or workers of the other parties, or by their contractors or labor or administrative authorities.

NINTH. Additional obligations of THE PROMISSOR. In addition to the obligations agreed by THE PROMISSOR on the above Clauses, during the effective time of this Contract the following shall apply:

a)
Keep in effect any and all rights derived from the existing mining concessions or those concessions that might be issued over THE LOTS, and also, keep them harmless from any encumbrance or limitation of ownership, duly complying with all the obligations provided by the Mining Law, its Ordeal and any other applicable provision as holder of the existing mining concessions over THE LOTS;

b)
Allow THE EXPLORATION COMPANY to carry out all kinds of exploration, assessment, metallurgic tests, development, working and production set up, as necessary, as well as to provide all kinds of information available over THE LOTS; and,

c)
Hold THE EXPLORATION COMPANY harmless from any claim that might come up against it by acts directly imputable to THE PROMISSOR or the PROMISSOR’s exclusive responsibility. Likewise, hold THE EXPLORATION COMPANY free from paying any royalty over the sale of mineral ore removed from THE LOTS to which any third party might have any right into, aside from any other agreed herein.

TENTH. Additional obligations of THE EXPLORATION COMPANY. In addition to the obligations agreed by THE CONTRACTING PARTY on the above Clauses, during the effective time of this Contract the following shall apply:

a)
Carry out the exploration, development, and working of THE LOTS as best as possible, in accordance with the most rational and adequate mining practices and strictly in adherence to the applicable legal provisions, performing sufficient mining work to comply with the provisions of the Law, and in compliance with all existing provisions to prevent environmental pollution applicable to said operation;

b)
Assist THE PROMISSOR to duly comply with the obligations to prepare and file the verification reports of regular exploration and mining work and payment of any right for mining concessions, also in agreement to pay said rights or reimburse THE PROMISSOR any right THE PROMISSOR might pay during the effective term of this Contract;

c)	Keep THE LOTS under good exploration and working conditions, with the responsibility to comply with the provisions of the environmental and safety controls when working the mines;

d)	Duly pay THE PROMISSOR any consideration provided herein; and,

e)
Allow THE PROMISSOR, through its representatives, to inspect THE LOTS at any time, and any work performed or being performed on them, without interfering in the performance of any of the exploration work.

If, at any time, during the term of this Contract, THE EXPLORATION COMPANY should fail to comply with any of the obligations agreed hereby, and particularly with those obligations mentioned in this Clause, THE PROMISSOR shall have the right to terminate this Contract under the following Eleventh Clause, regardless any right to demand payment for damages.

ELEVENTH. Non-compliance. Non-compliance by any of the parties with the obligations agreed herein, shall entitle the other party to ask for immediate compliance of those obligations, requesting in writing to the non-compliance party to comply with those outstanding obligations, and after thirty calendars days from the date such request has been made, said non-compliance persists, the affected party may judicially request compliance with said obligations, or, terminate this Contract, and both parties may also ask for payment of damages.

TWELFTH. Acts of God or Force Majeure. The parties shall not be considered in non-compliance when by any Act of God or force majeure any of them is unable to comply with the obligations agreed herein.

The following causes shall be considered as force majeure, in an enunciatively but not limited manner: earthquakes, fires, floods, landslides, collapse, demonstrations, wars, strikes, revolutions, acts of authority, mobs, revolts, and, in general, any other act totally out of control from the parties that might prevent them to comply with any of their obligations, totally or partially.

When any of the parties becomes affected by any force majeure, and thus unable to comply with its obligations, a written notification should be sent to the other party, reporting the estimated time of such incapability to comply with them.

When six months have elapsed from the date a force majeure has occurred and it still persists, the other party shall have the right to terminate this Contract.

THIRTEENTH. Total agreement between the parties. This Contract reflects the total agreement between the parties in regards to its object; therefore, this Contract cancels and leaves without effect any other contract, agreement or covenant entered between them before, in regards to the same object.

The contract herein shall be compulsory in all its terms and conditions for the heirs, assignees and successors of the parties.

The parties agree to ratify this Contract before Notary Public and record it at the Mining Public Records Office pursuant to the provisions of the Mining Law and its Ordeal.

FOURTEENTH. Notices. Each and every notice and notification shall be delivered between the parties in accordance with this contract. These notices shall be made either orally or in writing, in the understanding that whenever a truthful statement should be made of said notice, this shall be delivered before a Notary Public.

For effects of this Contract, the parties designate the following addresses:

THE PROMISSOR	THE EXPLORATION COMPANY
CORPORATIVO MINERO, S.A. DE C.V. Albastros No. 1619 Col. Arboledas Chihuahua, Chih. 31166 RFC: CMI010126 SKA Tel.: 417 93 72 Fax: 421 25 09	MINERA RIO TINTO, S.A. DE C.V. Pascual Orozco 2117 Col. Cima Chihuahua, Chih. 31237 RFC: NMI020829 QP1 Tel.: 414 7191 Fax: 414 72 51

Any change in the above mentioned addresses shall be notified by one of the parties to the other.

FIFTEENTH. Applicable laws and jurisdiction. For all expressly provided in this Contract, the parties submit themselves to the applicable laws in Chihuahua, Chihuahua, particularly those provisions provided in the Mining Law, its Ordeal, the Federal Law, the Code of Commerce and the Civil Code for the Federal District, and agree to submit themselves in the event of any controversy to the jurisdiction of the competent courts in the city of Chihuahua, Chihuahua, waiving any other jurisdiction or court that might correspond due to their present or future address.

This contract is signed in four copies in the city of Chihuahua, Chihuahua, on May 6, 2004.

THE PROMISSOR    THE EXPLORATION COMPANY

CORPORATIVO MINERO, S.A. DE C.V.       MINERA RIO TINTO, S.A. DE C.V.

“signature”      “signature”
  Jose Conrado Terrazas Cano      Mario Ayub

4

en la ciudad de Chihuahua, Chihuahua, renunciando a la jurisdicción de cualquier otro juzgado, tribunal o corte al que pudieren tener derecho en virtud de sus actuales o futuros domicilios.

Se firma el presente contrato por cuadruplicado en la ciudad de Chihuahua, Chihuahua, el día 6 de mayo de 2004.

LA PROMITENTE	LA EXPLORADORA
CORPORATIVO MINERO, S. A. DE C. V.	MINERA RIO TINTO, S. A. DE C. V.
Lic. José Conrado Terrazas Cano	Ing. Mario Ayub

COTEJADO

7

======================= NOTARIAL AFFIRMATION ========================
In the City of Chihuahua, Capital of the State of Chihuahua, on the sixth day of the month of May year two thousand four, before me, Attorney JOSE R. MILLER HERMOSILLO, Notary Public Number Two, in present duty for this Judicial District of Morelos, personally appeared MARIO HUMBERTO AYUB TOUCHE, as Sole Administrator of the corporation called “MINERA RIO TINTO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE (Variable Capital Corporation), and JOSE CONRADO TERRAZAS CANO, as Sole Administrator and legal proxy for the corporation called “CORPORATIVO MINERO, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, individuals whom I acknowledge to know, capable to my judgment to contract and bind themselves, and who acknowledged and ratified the previous document, as well as the signatures inserted as being theirs, with their own hand and writing and to be the signatures used in all their business transactions. ----------------------------------------------------------------------------
================================A U T H O R I T Y =========================
A) MARIO HUMBERTO AYUB TOUCHE proves the authority he appears with and the legal existence of his principal by public deed number 330 three hundred thirty, volume 16 sixteen dated the first day of July nineteen hundred ninety four, issued before the faith of Attorney VICTOR EMILIO ANCHONDO PAREDES, Notary Public Number Twenty Nine, in present duty for this Judicial District of Morelos, by which “MINERA RIO TINTO”, SOCIEDAD ANONIMA DE CAPITAL VARIABLE was incorporated and whose social purposes is: a). Buy, by request or by any other legal title, mines, placers, and deposits containing mineral ore. B). Sell by any title, as well as work mines, pacers, and deposits containing mineral ore. C). Enter into any kind of contracts related to mining funds. D). Constitute, install, lease, or acquire by any title, plants or land for mining benefit by any system. E). Buy and sell, by any title, mining properties and metallurgic plants. F). Buy and sell, by any legal title the use and benefit of falls of water and exterior or underground currents, with the purpose of generating electric power to operate the plants or land of metal work. G). Buy, build or acquire and work railroads or any other exploration and mining work system and metallurgic plants, as well as any other communications means necessary for such business purpose. h). Produce, manufacture, industrialize, buy, and sell, store, distribute, produce in series, import, either temporarily or permanently any article related to the business purpose. i). Manufacture, make, buy, sell distribute, lease, store, import, either temporarily or permanently, and trade in general, all kinds of machinery, tools, raw material and equipment related to the business purpose. j). Provide technical and scientific counseling to individuals or companies in the interior or abroad, regarding the installations, design, and financing of machinery and industrial plants related to the mining industry. k). Buy and sell, in any legal manner, all kinds of shares or interests in other companies or associations, either civil or mercantile. l). Become representatives within the Mexican Republic or abroad, as commissioner, agent, intermediary or factor, legal representative or proxy, before all kinds of individuals or corporations. m). Enter into contracts of any kind or amount with any individual or corporation with the purpose of promoting its business purposes. n) Negotiate loans for any of the business purposes, without limitation as to amounts, as well as to draw, issue, subscribe, award, accept and endorse all kinds of credit instruments and any other documents and vouchers, whether executive or not. ñ). Assume obligations on account of third parties and guarantee those obligations either personally or as collateral, as well as endorse all kinds of credit instruments in any subject related to any interest of the corporation or their affiliates or subsidiaries. o). In general, enter into any kind of act and legal contracts, civil, administrative or mercantile pursuant to the Law. The address of the corporation shall be in this City of Chihuahua, and my establish offices, agencies or branches at any place in the Mexican Republic or abroad. The duration of the corporation shall be 99 ninety nine years. The nationality of the corporation is Mexican; its minimum fixed social capital is $50,000.00 (FIFTY THOUSAND PESOS 00/100 MEXICAN CURRENCY). The Sole Administrator or the Board of Directors shall have the most ample representation of the corporation with the following authorities: For Acts of Administration, Ownership, Suits and Collections, Subscription of Credit Instruments, and awarding and revoking powers. The First Certified Copy previously mentioned has been recorded before the Public Real Estate Records Office for this Judicial District of Morelos, under number 461 four hundred sixty one, page 18 eighteen of Book number 666 six hundred sixty six of the Commerce Section on the fourteenth day of September nineteen ninety four; documents that I had before me which faithfully agree with all herein inserted and duly sealed and signed are returned to the interested party.- ----------

The here appearing states under oath that his authority has not been modified nor revoked in any manner and that his principal has legal authority to contract and bind itself. ----------------------
B). JOSE CONRADO TERRAZAS CANO states under oath that the authority he appears with has not been revoked nor modified in any manner and evidences his authority, as well as the legal existence of his principal, with FIRST CERTIFIED COPY of public deed number 3,127 three thousand one hundred twenty seven issued on the twenty-sixth day of the month of January two thousand one, by which the Variable Capital Company called CORPORATIVO MINERO was incorporated, deed that contains in the Third Transitory number 3 three and 6 six, his designation as Sole Administrator of the Corporation and Legal Proxy, instrument duly recorded in the Real Estate Public Records Office of this Judicial District of Morelos , in regards to the corporation, under number 60 sixty, folio 101 one hundred one of the First Book of Commerce, and in regards to the Power of Attorney, under number 61 sixty one, folio 104 one hundred four, volume 130 one hundred thirty, of the first book of Commerce, same that in certified copy is attached to become and integrating part of this instrument. ---------------------------
BY THEIR PERSONAL IDATA THE HERE APPEARING STATES TO BE MEXICAN AND BORN FROM MEXICAN PARENTS.------------------------------------------------------------------------------
JOSE CONRADO TERRAZAS CANO, native of Chihuahua and living in the same city, addressed at Alabatros number one thousand six hundred nineteen, Fraccionamiento Arboledas, Public Accountant, born on the twenty-seventh day of the month of March nineteen sixty six, married, taxpayer and up to date in payment of income tax without proving it at this moment. -------------------------------------------------------------------------------------------------------------------
MARIO HUMBERTO AYUB TOUCHE, native of this City, born on the twelfth day of the month of September nineteen fifty three, married, businessman, taxpayer, and up to date in payment of income tax, without proving it at this time, and addressed at Mision de San Antonio number 2036 two thousand thirty six in this City. --------------------------------------------------------------------------
The parties were duly warned about the penalties incurred by taxpayers making false statements in relation to any fiscal matter. -----------------------------------------------------------------------
ONCE THE ABOVE WAS READ TO THE HERE APPEARING, AND EXPLAINED ITS LEGAL FORCE AND VALUE, THEY ACKNOWLEDGED THIS INSTRUMENT, RATIFIED IT AND SIGNED IT AS STATEMENT TOGETHER WITH THE UNDERSIGNED NOTARY WHO ATTESTS.- ---------------------------------------------------------------------------------------------------------------

“signature”              “signature”
JOSE CONRADO TERRAZAS CANO           MARIO AYUB TOUCHE

THE NOTARY PUBLIC NUMBER TWO

“signature”
JOSE R. MILLER HERMOSILLO
Recorded under number 27243
On folio 152 of Book 30
In Record of Acts out of
Protocol, on May 6, 2004.

Jose R. Miller Hermosillo
Notary Public Number Two
District of Morelos
Chihuahua, Chih.